UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2011 (May 10, 2011)
Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-20050	36-3210283

(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street
Princeton, Illinois	61356

(Address of Principal Mr. Ogaard Offices)	(Zip Code)
Registrant’s telephone number, including area code      (815) 875-4444
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On May 10, 2011, the Company held its annual meeting of stockholders. The results of the vote at the meeting at which a quorum was present were as follows:
1. To elect one director to serve a three-year term:

	For	Withheld	Broker Non-Vote
Craig O. Wesner	1,150,760	212,143	1,031,957
2. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
1,047,823	287,572	27,508	1,031,957
3. To ratify the selection of BKD, LLP as independent auditors for 2011:

For	Against	Abstain	Broker Non-Vote
2,240,926	115,266	38,668	0
4. Stockholder Proposal to eliminate the classified board of directors:

For	Against	Abstain	Broker Non-Vote
343,555	931,662	87,686	1,031,957

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC. (Registrant)
By:	/s/ Thomas D. Ogaard
Thomas D. Ogaard, President and
Chief Executive Officer

Dated: May 13, 2011